138087025v.3

Exhibit 10.6

Execution Version

138087025v.4

JOINDER NO. 1

Joinder No. 1 (this "Joinder"), dated as of August 7, 2024, to the Guaranty and Security Agreement, dated as of April 20, 2021 (as amended by that certain First Amendment to Guaranty and Security Agreement dated July 17, 2024, and as further amended, restated, supplemented, or otherwise modified from time to time, the "Guaranty and Security Agreement"), by and among each of the parties listed on the signature pages thereto and those additional entities that thereafter become parties thereto (collectively, jointly and severally, "Grantors" and each, individually, a "Grantor") and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), in its capacity as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent").

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit Agreement dated as of April 20, 2021 (as amended by that certain First Amendment to Credit Agreement dated May 8, 2023 and as further amended, restated, supplemented or otherwise modified from time to time, including by that Second Amendment to Credit Agreement dated as of July 17, 2024, the “Credit Agreement”) by and among Kronos Worldwide, Inc., a Delaware corporation ("Worldwide"), Kronos Louisiana, Inc., a Delaware corporation ("Kronos Louisiana"), Kronos (US), Inc., a Delaware corporation ("Kronos US"; together with Worldwide and Kronos Louisiana, are referred to hereinafter each individually as a "US Borrower", and individually and collectively, jointly and severally, as the "US Borrowers"), Kronos Canada, Inc., a Canadian corporation ("Canadian Borrower"), Kronos Europe NV, a limited liability company (naamloze vennootschap) ("Belgian Borrower"), KRONOS TITAN GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) ("German Borrower"; together with US Borrowers, Canadian Borrower and Belgian Borrower, are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as "Borrowers"), the lenders party thereto as "Lenders" (each of such Lenders, together with its successors and assigns, is referred to hereinafter as a "Lender") and Agent, the Lender Group has agreed to make certain financial accommodations available to Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, initially capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty and Security Agreement or, if not defined therein, in the Credit Agreement, and this Joinder shall be subject to the rules of construction set forth in Section 1(b) of the Guaranty and Security Agreement, which rules of construction are incorporated herein by this reference, mutatis mutandis;

WHEREAS, Grantors have entered into the Guaranty and Security Agreement in order to induce the Lender Group and the Bank Product Providers to make certain financial accommodations to Borrowers as provided for in the Credit Agreement, the other Loan Documents, and the Bank Product Agreements;

WHEREAS, pursuant to Section 5.11 of the Credit Agreement and Section 24 of the Guaranty and Security Agreement, certain Subsidiaries of the Loan Parties, must execute and deliver certain Loan Documents, including the Guaranty and Security Agreement, and the joinder to the Guaranty and Security Agreement by the undersigned new Grantors (collectively, the "New Grantors" and each individually a “Grantor”) may be accomplished by the execution of this Joinder in favor of Agent, for the benefit of the Lender Group and the Bank Product Providers; and

WHEREAS, each New Grantor (a) is a Subsidiary of a Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrowers by the Lender Group or the Bank Product Providers and (b) by becoming a Grantor will benefit from certain rights granted to the Grantors pursuant to the terms of the Loan Documents and the Bank Product Agreements.

NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each New Grantor hereby agrees as follows:

1.In accordance with Section 24 of the Guaranty and Security Agreement, each New Grantor, by its signature below, becomes a "Grantor" and "Guarantor" under the Guaranty and Security Agreement with the same force and effect as if originally named therein as a "Grantor" and "Guarantor" and each New Grantor hereby (a) agrees to all of the terms and provisions of the Guaranty and Security Agreement applicable to it as a "Grantor" or "Guarantor" thereunder and (b) represents and warrants that the representations and warranties made by it as a "Grantor" or "Guarantor" thereunder are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof. In furtherance of the foregoing, each New Grantor hereby (i) jointly and severally unconditionally and irrevocably guarantees as a primary obligor and not merely as a surety the full and prompt payment when due, whether upon maturity, acceleration, or otherwise, of all of the Guarantied Obligations, and (ii) ]unconditionally grants, assigns, and pledges to Agent, for the benefit of the Lender Group and the Bank Product Providers, to secure the Secured Obligations, a continuing security interest in and to all of such New Grantor's right, title and interest in and to the Collateral (as defined in Section 3 of the Guaranty and Security Agreement). Each reference to a "Grantor" or "Guarantor" in the Guaranty and Security Agreement shall be deemed to include each New Grantor. The Guaranty and Security Agreement is incorporated herein by reference.
2.Schedule 1, Name; Chief Executive Office; Tax Identification Numbers and Organizational Numbers, Schedule 2, "Deposit Accounts and Securities Accounts", Schedule 3, "Controlled Account Banks", and Schedule 4, "List of Uniform Commercial Code Filing Jurisdictions" attached hereto supplement Schedule 1, Schedule 2, Schedule 3, and Schedule 4 respectively, to the Guaranty and Security Agreement and shall be deemed a part thereof for all purposes of the Guaranty and Security Agreement.
3.Each New Grantor authorizes Agent at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments thereto (a) describing the Collateral by any description which reasonably approximates the description contained in the Guaranty and Security Agreement, (b) describing the Collateral as being of equal or lesser scope or with greater detail, or (c) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. Each New Grantor also hereby ratifies any and all financing statements or amendments previously filed by Agent in any jurisdiction in connection with the Loan Documents.
4.Each New Grantor represents and warrants to Agent, the Lender Group and the Bank Product Providers that this Joinder has been duly executed and delivered by such New Grantor and constitutes its legal, valid, and binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
5.This Joinder is a Loan Document. This Joinder may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Joinder. Delivery of an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Joinder. Any party delivering an executed counterpart of this Joinder by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Joinder but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder.
6.The Guaranty and Security Agreement, as supplemented hereby, shall remain in full force and effect.
7.THIS JOINDER SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 23 OF THE GUARANTY AND SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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IN WITNESS WHEREOF, the parties hereto have caused this Joinder to the Guaranty and Security Agreement to be executed and delivered as of the day and year first above written.

NEW GRANTORS:LOUISIANA PIGMENT COMPANY, L.P.,

a Delaware limited partnership

By: /s/ Tim C. Hafer

Name: Tim C. Hafer

Title: Executive Vice President and Chief Financial Officer

KRONOS LPC, LLC,

a Delaware limited liability company

By: /s/ Tim C. Hafer

Name: Tim C. Hafer

Title: Executive Vice President and Chief Financial Officer

AGENT:WELLS FARGO BANK, NATIONAL

ASSOCIATION, a national banking association

By: /s/ Jake Elliot

Name: Jake Elliot

Title: Authorized Signatory